UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6444

Smith Barney Investment Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: November 30

Date of reporting period: November 30, 2004

ITEM 1.    REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY

MID CAP CORE FUND

STYLE PURE SERIES   |   ANNUAL REPORT   |   NOVEMBER 30, 2004

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

Style Pure Series

Annual Report  •  November 30, 2004

SMITH BARNEY

MID CAP CORE FUND

LARRY WEISSMAN, CFA

Larry Weissman, CFA, has more than 20 years of securities business experience.

Education: BS in Economics from Cornell University, MBA in Finance from Columbia University.

SUSAN KEMPLER

Susan Kempler has more than 17 years of securities business experience.

Education: BS in Economics from Wharton School of Business, University of Pennsylvania.

FUND OBJECTIVE

The fund seeks long-term growth of capital by investing at least 80% of its assets in equity securities of medium-sized companies.

LARRY WEISSMAN,

PORTFOLIO MANAGER

SUSAN KEMPLER,

PORTFOLIO MANAGER

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The stock market rallied at the start of the past 12-month period, then slid into a fairly limited trading range for most of the year only to rally again sharply after the Presidential election in November. Most major equity market indexes reported double-digit gains for the period, however in many cases, the bulk of those gains was achieved in the month of November.

Record-high energy prices, rising interest rates, mixed economic indicators, a growing trade deficit, uncertainty over the domestic employment situation and the outcome of the presidential election, and the situation in Iraq all pressured the market for much of the year. Strength in the domestic economy was fairly selective, with stronger returns seen broadly in the energy, utilities and materials sectors while the information technology, health care, consumer staples and financials sectors languished for much of the period.

Small capitalization and value-oriented stocks tended to enjoy the strongest performance over the past twelve months, while large-cap and more growth-oriented stocks posted generally positive but weaker results. International stocks typically outperformed the U.S. market as foreign returns were boosted by the weaker U.S. dollar, which set record lows against some currencies. Stocks outperformed bonds in general, which suffered late in the year as the U.S. Federal Reserve Board (“Fed”)i continued to incrementally raise the federal funds rate.ii

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As a previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

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As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 20, 2005

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MANAGER  OVERVIEW

Special Shareholder Notice

Effective November 1, 2004, the fund considers mid capitalization companies to be companies with market capitalization of at least $1 billion and not exceeding (i) $10 billion or (ii) the highest month-end market capitalization of any stock in the Russell Mid Cap Indexiii for the previous 12 months, whichever is greater. This lower market capitalization limit of at least $1 billion is consistent with the investment guidelines followed by the fund since inception. Securities of companies whose market capitalization no longer meets the definition after purchase are still considered to be mid capitalization companies for purposes of the fund’s investment policy.

Market Review

At the start of the 12-month period, we maintained a cautiously optimistic view on the market, as we did not anticipate another year of strong gains. We believe we have been in an environment of economic skepticism that has translated into slow jobs growth and limited capital spending. Interest rates remained at decade-low levels, which resulted in the consumer holding steady. In addition, pricing (as measured by the CPI Indexiv) has remained relatively flat in spite of higher prices for oil and other raw materials because of continued overcapacity throughout the world.

After supporting much of the economy through the preceding recession and into the current year, consumers, especially at the low end, began to show signs of fatigue as the benefits of tax changes and the mortgage-refinancing boom began to diminish and the price of oil continued to rise. Stocks were generally stuck in a limited trading range through much of the period. Uncertainty over the geopolitical situation, concerns about rising interest rates and questions about the U.S. presidential race along with the war in Iraq kept both businesses and many investors on the sidelines. Record-high oil prices negatively affected consumers and busineses, which helped drive most of the indexes down in the third quarter. However, near the end

PERFORMANCE SNAPSHOT

AS OF NOVEMBER 30, 2004

(excluding sales charges)

(unaudited)

	6 Months	12 Months

Class A Shares-Mid Cap Core Fund	6.28%	9.01%

S&P MidCap 400 Index	7.79%	13.69%

Lipper Mid-Cap Core Funds Category Average	8.47%	14.34%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Performance figures reflect reimbursements or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class 1 shares returned 6.31%, Class B shares returned 5.90%, Class C shares returned 5.90% and Class Y shares returned 6.49% over the six months ended November 30, 2004. Excluding sales charges, Class 1 shares returned 9.14%, Class B shares returned 8.23%, Class C shares returned 8.23% and Class Y shares returned 9.54% over the twelve months ended November 30, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended November 30, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 314 funds for the six-month period and among the 299 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

of the period, following the election and a break in oil prices, the broad market again turned upwards.

Performance Review

For the 12 months ended November 30, 2004, Class A shares of the Smith Barney Mid Cap Core Fund, excluding sales charges, returned 9.01%. These shares

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underperformed the fund’s unmanaged benchmark, the S&P MidCap 400 Index,v which returned 13.69% for the same period. They also underperformed the Lipper mid-cap core funds category average,1 which was 14.34%.

Fund Overview

Our style has made it difficult for the fund to compete with the S&P 400 MidCap Index over the past few years. First, our market capitalization orientation has hurt us. While we are extraordinarily style pure in our market capitalization, almost 20% of the stocks in the benchmark have a market capitalization below $1 billion, which is not considered mid-cap per our investment guidelines. We have also been through one of the most value-oriented markets in history, with the S&P 400 MidCap Barra Value Indexvi outperforming the S&P 400 MidCap Barra Growth Indexvii by more than 50% over the last five years. Our growth orientation has therefore negatively impacted the fund relative to the core benchmark. Growth stocks generally outperform as the economy stabilizes and we believe that as earnings growth slows for cyclical companies, growth stocks will outperform.

Contributors to Performance

The top stock contributors for the period included the fund’s holding in Sierra Health Services, Inc., a diversified health care services company that operates health maintenance organizations. It reported strong organic enrollment growth during the period, with solid underwriting margins and a dominant market share in Las Vegas. We believe Sierra Health Services is well positioned to deliver strong earnings in the coming year. Boyd Gaming Corp., an owner and operator of casinos in Las Vegas, Atlantic City and other U.S. locations, reported strong operating results during the period. We expect continued positive performance over the next few years from their existing casinos and from new development projects currently in progress. In the information technology sector, PalmOne, Inc. contributed to performance, as it was able to work through its integration issues after the merger with Handspring, Inc. We locked in profits after strong performance, believing that most of the good news was already priced into the stock. In the financials sector area SLM Corp. (a.k.a Sallie Mae) was another major contributor. We believe they are benefiting from positive secular trends in education credit and related services, which is growing faster than the overall U.S. economy. SLM is capturing a growing share of this expanding market of student loans, guarantee servicing, and debt management and collections. They remain the market share leader in education finance, and we do not view the company as having a serious competitive threat in the near future. In the industrials sector, Rockwell Automation, Inc., a leading global provider of industrial automation equipment, contributed positively during the period. The company’s products and solutions are deployed in numerous manufacturing industries. The sector is highly fragmented, which offers the company opportunity to gain market share organically or through acquisition. Their most recent quarterly earnings were better-than-expected in virtually all of their businesses. They are benefiting from continued strength and visibility across all their geographies and end markets, which have underspent for nearly a decade. Excluding PalmOne, the fund still held shares of all these stocks at the close of the period.

Detractors from Performance

Major detractors from performance during the period included Christopher and Banks Corp., a retailer of women’s apparel in the consumer discretionary sector. We sold our position in Christopher & Banks after it lowered earnings guidance due to a sluggish retail environment, which was a result of adverse weather conditions in the company’s major markets and a poor merchandise assortment. We also believed it was faced with a tough competitive environment from Kohl’s Corporation and issues with a slowdown in low-end consumer spending.

Other stocks that underperformed during the period include drug developer NPS Pharmaceuticals, Inc. in the healthcare sector, Marvel Enterprises, Inc., the toy and comic book giant in the consumer discretionary sector and Electronics for Imaging, Inc. and Integrated Device Technology, Inc. in the information technology sector. Regarding Marvel, we believe the stock is undervalued and is well poised for the future. With no debt, strong cash flow, and fading concerns regarding its 2005 movie release schedule, we believe the stock can trade at a multiple closer to their peers. In fact, the stock has rebounded nicely off its most recent low at the end of October, rising 32%. With

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended November 30, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 299 funds in the fund’s Lipper category, and excluding sales charges.

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respect to NPS Pharmaceutical, we believe concerns regarding their PREOS drug for osteoporosis and the potential need for the company to raise cash to support the drug’s launch have caused a negative overreaction in the company’s stock price. We believe that the stock is undervalued based on the company’s royalty stream for its kidney-regulating drug Sensipar, along with even modest assumptions for PREOS and its remaining drug pipeline. Electronics for Imaging reported weaker-than-expected results during the period, mainly as a result of a mix shift of end-user demand to a lower-speed low-end copier, a segment in which they have a lower market share. There were also a number of delayed product launches from some of its customers. We believe management has undertaken a number of initiatives in the short term that should help improve earnings until the market for its premium products gets better. It also has a solid balance sheet and is free-cash-flow positive, enabling the company to improve returns through share buybacks and/or acquisitions. Integrated Device Technology, a manufacturer of semiconductor devices, suffered during the period due to a weakness across their end markets exacerbated by their customers’ desire to reduce inventory levels. Given the company’s inexpensive valuation and approximately $5.60 per share in cash and equivalents, we continue to hold the stock. In addition, we expect fundamentals will improve in the second half of 2005. The fund still held shares of all the stocks described here as detractors from performance at the end of the period.

Portfolio Update

At the end of November, the fund was overweight in the healthcare, industrials and energy sectors; market weight in the information technology sector, and underweight in the utilities, financials, consumer staples and consumer discretionary sectors. The weighted average market capitalization of the portfolio was $5.1 billion. The fund’s top ten holdings at the end of November were Legg Mason, Inc., Marvel Enterprises, Inc., C.H. Robinson Worldwide, Inc., Boyd Gaming Corp., Quest Software Inc., Murphy Oil Corp., Medicis Pharmaceutical Corp., Ambac Financial Group, Inc., DENTSPLY International Inc., and Varian Medical Systems, Inc.

Thank you for your investment in the Smith Barney Mid Cap Core Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Larry Weissman Portfolio Manager	Susan Kempler Portfolio Manager

December 20, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of November 30, 2004 and are subject to change and may not be representative of the fund’s current or future investments. The fund’s top ten holdings (as a % of net assets) as of this date were: Legg Mason, Inc. (2.1%), Marvel Enterprises, Inc. (2.1%), C. H. Robinson Worldwide, Inc. (2.0%), Boyd Gaming Corp. (1.9%), Quest Software, Inc. (1.9%), Murphy Oil Corp. (1.9%), Medicis Pharmaceutical Corp., Class A Shares (1.9%), Ambac Financial Group, Inc. (1.7%), DENTSPLY International Inc. (1.7%), Varian Medical Systems, Inc. (1.7%). Please refer to pages 11 through 15 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the fund’s current or future investments. The fund’s top five sector holdings (as a % of net assets) as of November 30, 2004 were: Consumer Discretionary (19.0%); Industrials (16.3%); Financial (15.5%); Information Technology (14.6%); Healthcare (13.5%). The fund’s portfolio composition is subject to change at any time.

RISKS: Investments in medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and change in political and economic conditions. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.2 billion as of 5/31/00.
iv	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.
[v]	The S&P MidCap 400 Index is a market-weighted index, which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.
vi	The S&P 400 MidCap Barra Value Index is a market-capitalization weighted index of stocks in the S&P 400 MidCap having lower price-to-book ratios relative to the S&P 400 MidCap as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)
vii	The S&P 400 MidCap Barra Growth Index is a market-capitalization weighted index of stocks in the S&P 400 MidCap having higher price-to-book ratios relative to the S&P 400 MidCap as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

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Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2004 and held for the six months ended November 30, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class 1	6.31%	$1,000.00	$1,063.10	1.02%	$5.26

Class A	6.28	1,000.00	1,062.80	1.14	5.88

Class B	5.90	1,000.00	1,059.00	1.88	9.68

Class C(4)	5.90	1,000.00	1,059.00	1.88	9.68

Class Y	6.49	1,000.00	1,064.90	0.71	3.67

(1)	For the six months ended November 30, 2004.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Class 1	5.00%	$1,000.00	$1,019.90	1.02%	$5.15

Class A	5.00	1,000.00	1,019.30	1.14	5.76

Class B	5.00	1,000.00	1,015.60	1.88	9.47

Class C(3)	5.00	1,000.00	1,015.60	1.88	9.47

Class Y	5.00	1,000.00	1,021.45	0.71	3.59

(1)	For the six months ended November 30, 2004.
(2)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class 1	Class A	Class B	Class C(3)	Class Y
Twelve Months Ended 11/30/04	9.14%	9.01%	8.23%	8.23%	9.54%

Five Years Ended 11/30/04	N/A	5.41	4.63	4.65	5.85

Inception* through 11/30/04	(2.10)	12.54	11.70	11.70	10.18

	With Sales Charges(4)
	Class 1	Class A	Class B	Class C(3)	Class Y
Twelve Months Ended 11/30/04	(0.14)%	3.54%	3.23%	7.23%	9.54%

Five Years Ended 11/30/04	N/A	4.34	4.47	4.65	5.85

Inception* through 11/30/04	(4.15)	11.61	11.70	11.70	10.18

Cumulative Total Returns(1) (unaudited)
	Without Sales Charges(2)
Class 1 (Inception* through 11/30/04)			(8.57)%

Class A (Inception* through 11/30/04)			109.11

Class B (Inception* through 11/30/04)			99.64

Class C(3) (Inception* through 11/30/04)			99.64

Class Y (Inception* through 11/30/04)			78.72

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.
(4)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1 and A shares reflect the deduction of the maximum sales charges of 8.50% and 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% sales charge on Class C shares is no longer imposed effective February 2, 2004.
*	Inception date for Class A, B and C shares is September 1, 1998. Inception dates for Class 1 and Y shares are September 12, 2000 and December 3, 1998, respectively.

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Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B and C* Shares of the Smith Barney Mid Cap Core Fund vs. S&P MidCap 400 Index†

September 1998 — November 2004

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on September 1, 1998, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through November 30, 2004. The S&P MidCap 400 Index is a market-value weighted index, consisting of 400 domestic stocks chosen for market size liquidating and industry group representation. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	On April 29, 2004 Class L shares were renamed Class C shares.

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Schedule of Investments	November 30, 2004

SHARES	SECURITY	VALUE
COMMON STOCK — 99.3%
CONSUMER DISCRETIONARY — 19.0%
Hotels, Restaurants & Leisure — 3.6%
142,775	Aztar Corp. (a)	$4,828,650
642,675	Boyd Gaming Corp.	23,624,733
220,700	CBRL Group, Inc.	8,997,939
227,675	Landry's Restaurants, Inc.	6,727,796
16,260	Texas Roadhouse, Inc., Class A Shares (a)	413,004

		44,592,122

Household Durables — 2.1%
269,250	D.R. Horton, Inc.	9,480,292
154,450	The Ryland Group, Inc.	15,653,508

		25,133,800

Internet & Catalog Retail — 0.1%
54,915	Celebrate Express, Inc. (a)	988,470

Leisure Equipment & Products — 0.5%
209,425	Activision, Inc. (a)	3,292,161
165,300	Mattel, Inc.	3,132,435

		6,424,596

Media — 7.7%
68,810	DreamWorks Animation SKG, Inc., Class A Shares (a)	2,543,218
345,100	The E.W. Scripps Co., Class A Shares	16,129,974
690,225	Harte-Hanks, Inc.	17,821,609
1,374,585	Marvel Enterprises, Inc (a)	25,333,602
195,375	Meredith Corp.	10,300,170
55,025	Pixar (a)	4,989,117
625,225	Sirius Satellite Radio, Inc. (a)	4,151,494
11,885	Washington Post Co., Class B Shares	11,148,130
86,225	XM Satellite Radio Holdings Inc., Class A Shares (a)	3,182,565

		95,599,879

Specialty Retail — 5.0%
264,340	CDW Corp.	17,372,425
547,475	PETsMART, Inc.	18,761,968
231,200	The Sports Authority, Inc. (a)	6,591,512
92,200	Urban Outfitters, Inc. (a)	3,918,500
405,600	Williams-Sonoma, Inc. (a)	14,849,016

		61,493,421

	TOTAL CONSUMER DISCRETIONARY	234,232,288

CONSUMER STAPLES — 4.1%
Food Products — 3.2%
374,465	Hain Celestial Group, Inc. (a)	7,275,855
637,175	Hormel Foods Corp.	19,503,927
271,125	The J. M. Smucker Co.	12,330,765

		39,110,547

Personal Products — 0.9%
241,417	Alberto-Culver Co.	11,177,607

	TOTAL CONSUMER STAPLES	50,288,154

See Notes to Financial Statements.

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Schedule of Investments (continued)	November 30, 2004

SHARES	SECURITY	VALUE
ENERGY — 8.5%
Energy Equipment & Services — 4.8%
326,050	GlobalSantaFe Corp.	$10,237,970
300,825	Nabors Industries, Ltd. (a)	15,642,900
234,800	Smith International, Inc. (a)	14,221,836
360,275	Weatherford International Ltd. (a)	19,231,480

		59,334,186

Oil & Gas — 3.7%
272,225	Murphy Oil Corp.	23,223,515
248,180	Newfield Exploration Co. (a)	15,598,113
140,825	Nexen Inc.	6,201,933

		45,023,561

	TOTAL ENERGY	104,357,747

FINANCIALS — 15.5%
Banks — 4.3%
301,275	Banknorth Group, Inc.	10,836,862
372,675	Brookline Bancorp, Inc.	6,037,335
147,025	Comerica Inc.	9,042,037
377,100	TCF Financial Corp.	11,656,161
238,875	Zions Bancorp.	15,885,188

		53,457,583

Diversified Financials — 5.1%
127,475	The Bear Stearns Cos. Inc.	12,439,010
127,975	Investors Financial Services Corp.	5,610,424
381,012	Legg Mason, Inc.	25,962,158
365,350	SLM Corp.	18,694,960

		62,706,552

Insurance — 6.1%
261,872	Ambac Financial Group, Inc.	21,298,050
73,975	Everest Re Group, Ltd.	6,233,873
214,000	Fidelity National Financial, Inc.	9,178,460
185,650	IPC Holdings, Ltd.	7,903,120
206,400	PartnerRe Ltd.	12,635,808
483,300	Willis Group Holdings Ltd.	18,292,905

		75,542,216

	TOTAL FINANCIALS	191,706,351

HEALTHCARE — 13.5%
Biotechnology — 2.9%
465,660	Gilead Sciences, Inc. (a)	16,046,644
529,475	NPS Pharmaceuticals, Inc. (a)	9,482,897
202,000	OSI Pharmaceuticals, Inc. (a)	9,611,160

		35,140,701

Healthcare Equipment & Supplies — 5.0%
245,050	Cytyc Corp. (a)	6,577,142
396,925	DENTSPLY International Inc.	20,882,224
145,250	Fisher Scientific International Inc. (a)	8,212,435
229,000	Kyphon Inc. (a)	5,509,740
481,725	Varian Medical Systems, Inc. (a)	20,270,988

		61,452,529

See Notes to Financial Statements.

12        Smith Barney Mid Cap Core Fund      |      2004 Annual Report

Schedule of Investments (continued)	November 30, 2004

SHARES	SECURITY	VALUE
Healthcare Providers & Services — 3.8%
242,425	Lincare Holdings Inc. (a)	$9,355,181
138,075	PacifiCare Health Systems, Inc. (a)	6,682,830
286,575	Sierra Health Services, Inc. (a)	15,942,167
334,725	Universal Health Services, Inc., Class B Shares	15,236,682

		47,216,860

Pharmaceuticals — 1.8%
618,025	Medicis Pharmaceutical Corp., Class A Shares	22,737,140

	TOTAL HEALTHCARE	166,547,230

INDUSTRIALS — 16.3%
Aerospace & Defense — 2.3%
299,210	Alliant Techsystems Inc. (a)	19,708,963
118,400	L-3 Communications Holdings, Inc.	8,811,328

		28,520,291

Building Products — 1.3%
415,975	American Standard Cos. Inc. (a)	16,198,066

Commercial Services & Supplies — 2.8%
105,800	DST Systems, Inc. (a)	5,157,750
237,850	Korn/Ferry International (a)	4,431,145
234,225	Laureate Education Inc. (a)	9,226,123
325,850	Manpower Inc.	15,761,364

		34,576,382

Electrical Equipment — 0.9%
229,950	Rockwell Automation, Inc.	10,876,635

Industrial Conglomerates — 1.2%
236,875	Carlisle Cos. Inc.	14,167,494

Machinery — 3.2%
237,300	Eaton Corp.	15,994,020
267,725	Navistar International Corp. (a)	11,016,884
462,800	Pall Corp.	12,537,252

		39,548,156

Road & Rail — 3.3%
446,625	C.H. Robinson Worldwide, Inc.	24,006,094
319,575	Heartland Express, Inc.	7,017,867
184,950	Yellow Roadway Corp. (a)	9,774,608

		40,798,569

Trading Companies & Distributors — 1.3%
257,965	Fastenal Co.	15,777,139

	TOTAL INDUSTRIALS	200,462,732

INFORMATION TECHNOLOGY — 14.6%
Communications Equipment — 1.3%
409,475	Avaya Inc. (a)	6,723,579
343,550	Juniper Networks, Inc. (a)	9,457,931

		16,181,510

See Notes to Financial Statements.

13        Smith Barney Mid Cap Core Fund      |      2004 Annual Report

Schedule of Investments (continued)	November 30, 2004

SHARES	SECURITY	VALUE
Computers & Peripherals — 0.7%
492,935	Electronics for Imaging, Inc. (a)	$8,246,802

Electronic Equipment & Instruments — 2.6%
261,350	Diebold, Inc.	13,903,820
591,550	Thermo Electron Corp. (a)	17,894,388

		31,798,208

IT Consulting & Services — 0.7%
346,900	Acxiom Corp.	8,773,101

Semiconductor Equipment & Products — 3.4%
487,950	Cymer, Inc. (a)	14,843,439
128,175	Integrated Circuit Systems, Inc. (a)	3,030,057
1,468,085	Integrated Device Technology, Inc. (a)	16,662,765
111,725	Linear Technology Corp.	4,263,426
174,975	National Semiconductor Corp. (a)	2,705,113
9,565	PortalPlayer Inc. (a)	279,202

		41,784,002

Software — 5.9%
471,700	Amdocs Ltd. (a)	12,193,445
444,410	Mercury Interactive Corp. (a)	20,269,540
1,513,800	Quest Software, Inc. (a)	23,433,624
757,975	VERITAS Software Corp. (a)	16,599,652

		72,496,261

	TOTAL INFORMATION TECHNOLOGY	179,279,884

MATERIALS — 4.7%
Chemicals — 1.5%
302,900	Air Products and Chemicals, Inc.	17,341,025
49,820	Nalco Holding Co. (a)	958,039

		18,299,064

Containers & Packaging — 1.2%
794,380	Smurfit-Stone Container Corp. (a)	14,267,065

Metals & Mining — 2.0%
322,930	Compass Minerals International, Inc.	7,298,218
399,600	Glamis Gold Ltd. (a)	8,131,860
153,150	Inco Ltd. (a)	5,770,692
189,325	Placer Dome Inc.	4,072,381

		25,273,151

	TOTAL MATERIALS	57,839,280

UTILITIES — 3.1%
Electric Utilities — 0.9%
313,300	Wisconsin Energy Corp.	10,423,491

Gas Utilities — 1.2%
597,975	Southern Union Co. (a)	14,662,347

Water Utilities — 1.0%
538,387	Aqua America Inc.	12,770,540

	TOTAL UTILITIES	37,856,378

	TOTAL COMMON STOCK (Cost — $981,052,278)	1,222,570,044

See Notes to Financial Statements.

14        Smith Barney Mid Cap Core Fund      |      2004 Annual Report

Schedule of Investments (continued)	November 30, 2004

FACE AMOUNT	SECURITY	VALUE
REPURCHASE AGREEMENT — 0.7%
$8,655,000	Goldman, Sachs & Co. dated 11/30/04, 2.060% due 12/1/04; Proceeds at maturity — $8,655,495; (Fully collateralized by U.S. Treasury Notes, Bonds and Inflationary Index Bonds, 1.625% to 14.000% due 12/31/04 to 8/15/28; Market value — $8,828,117) (Cost — $8,655,000)	$8,655,000

	TOTAL INVESTMENTS — 100% (Cost — $989,707,278*)	1,231,225,044
	Other Assets in Excess of Liabilities — 0.0%	350,848

	TOTAL NET ASSETS — 100%	$1,231,575,892

(a)	Non-Income producing security.
*	Aggregate cost for federal income tax purposes is $991,773,336.

See Notes to Financial Statements.

15        Smith Barney Mid Cap Core Fund      |      2004 Annual Report

Statement of Assets and Liabilities	November 30, 2004

ASSETS:
Investments, at value (Cost — $989,707,278)	$1,231,225,044
Cash	233
Receivable for securities sold	2,073,400
Dividends and interest receivable	875,334
Receivable for Fund shares sold	660,050

Total Assets	1,234,834,061

LIABILITIES:
Payable for Fund shares reacquired	1,966,353
Management fee payable	751,365
Distribution plan fees payable	279,141
Accrued expenses	261,310

Total Liabilities	3,258,169

Total Net Assets	$1,231,575,892

NET ASSETS:
Par value of shares of beneficial interest ($0.001 par value, unlimited shares authorized)	$58,475
Capital paid in excess of par value	992,938,823
Accumulated net realized loss from investment transactions and futures contracts	(2,939,172)
Net unrealized appreciation of investments	241,517,766

Total Net Assets	$1,231,575,892

Shares Outstanding:
Class 1	276,164

Class A	17,685,917

Class B	19,890,775

Class C	16,653,208

Class Y	3,968,517

Net Asset Value:
Class 1 (and redemption price)	$21.73

Class A (and redemption price)	$21.65

Class B *	$20.65

Class C *	$20.65

Class Y (and redemption price)	$22.16

Maximum Public Offering Price Per Share:
Class 1 (based on maximum sales charge of 8.50%)	$23.75

Class A (based on maximum sales charge of 5.00%)	$22.79

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16        Smith Barney Mid Cap Core Fund      |      2004 Annual Report

Statement of Operations	For the Year Ended November 30, 2004

INVESTMENT INCOME:
Dividends	$9,645,519
Interest	146,528
Less: Foreign withholding tax	(4,412)

Total Investment Income	9,787,635

EXPENSES:
Management fee (Note 2)	9,232,804
Distribution plan fees (Notes 2 and 4)	8,621,633
Transfer agency services (Notes 2 and 4)	1,873,753
Shareholder communications (Note 4)	119,520
Custody	79,350
Audit and legal	45,645
Registration fees	41,727
Trustees’ fees	39,414
Other	15,422

Total Expenses	20,069,268
Less: Management fee waiver (Notes 2 and 7)	(335,492)

Net Expenses	19,733,776

Net Investment Loss	(9,946,141)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Realized Gain From:
Investment transactions	58,459,010
Futures contracts	1,387,839

Net Realized Gain	59,846,849

Net Change in Unrealized Appreciation/Depreciation of Investments and Futures Contracts	48,452,358

Net Gain on Investments and Futures Contracts	108,299,207

Increase in Net Assets From Operations	$98,353,066

See Notes to Financial Statements.

17        Smith Barney Mid Cap Core Fund      |      2004 Annual Report

Statements of Changes in Net Assets For the Years Ended November 30,

	2004	2003
OPERATIONS:
Net investment loss	$(9,946,141)	$(8,790,021)
Net realized gain	59,846,849	88,345,624
Net change in unrealized appreciation/depreciation	48,452,358	121,106,464

Increase in Net Assets From Operations	98,353,066	200,662,067

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	156,800,573	175,636,113
Cost of shares reacquired	(268,552,797)	(177,862,442)

Decrease in Net Assets From Fund Share Transactions	(111,752,224)	(2,226,329)

Increase (Decrease) in Net Assets	(13,399,158)	198,435,738

NET ASSETS:
Beginning of year	1,244,975,050	1,046,539,312

End of year	$1,231,575,892	$1,244,975,050

See Notes to Financial Statements.

18        Smith Barney Mid Cap Core Fund      |      2004 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year or period ended November 30:

Class 1 Shares(1)	2004		2003	2002	2001	2000(2)
Net Asset Value, Beginning of Period	$19.91		$16.60	$18.70	$19.91	$25.17

Income (Loss) From Operations:
Net investment income (loss)	(0.05)		(0.08)	(0.09)	0.03	0.04
Net realized and unrealized gain (loss)	1.87		3.39	(2.01)	(1.24)	(3.97)

Total Income (Loss) From Operations	1.82		3.31	(2.10)	(1.21)	(3.93)

Less Distributions From:
Net realized gains	—		—	—	—	(1.33)

Total Distributions	—		—	—	—	(1.33)

Net Asset Value, End of Period	$21.73		$19.91	$16.60	$18.70	$19.91

Total Return(3)	9.14%		19.94%	(11.23)%	(6.08)%	(16.23)%‡

Net Assets, End of Period (000s)	$6,002		$5,309	$4,461	$4,284	$3,542

Ratios to Average Net Assets:
Expenses	1.06	%(4)	1.27%	1.25%	0.89%	0.88%†
Net investment income (loss)	(0.26)		(0.44)	(0.49)	0.15	0.72 †

Portfolio Turnover Rate	79%		104%	87%	49%	69%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period September 12, 2000 (inception date) to November 30, 2000.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager waived a portion of its management fee for the year ended November 30, 2004. If such fees were not waived, the actual expense ratios for Class 1 shares would have been 1.08%.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

19        Smith Barney Mid Cap Core Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class A Shares(1)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$19.86		$16.55	$18.63	$19.89	$17.74

Income (Loss) From Operations:
Net investment income (loss)	(0.07)		(0.07)	(0.08)	(0.02)	0.07
Net realized and unrealized gain (loss)	1.86		3.38	(2.00)	(1.24)	3.55

Total Income (Loss) From Operations	1.79		3.31	(2.08)	(1.26)	3.62

Less Distributions From:
Net realized gains	—		—	—	—	(1.47)

Total Distributions	—		—	—	—	(1.47)

Net Asset Value, End of Year	$21.65		$19.86	$16.55	$18.63	$19.89

Total Return(2)	9.01%		20.00%	(11.16)%	(6.33)%	19.59%

Net Assets, End of Year (000s)	$382,966		$355,954	$274,613	$301,707	$282,739

Ratios to Average Net Assets:
Expenses	1.16	%(3)	1.22%	1.19%	1.16%	1.15%
Net investment income (loss)	(0.37)		(0.39)	(0.43)	(0.12)	0.31

Portfolio Turnover Rate	79%		104%	87%	49%	69%

Class B Shares(1)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$19.08		$16.02	$18.16	$19.54	$17.58

Income (Loss) From Operations:
Net investment loss	(0.22)		(0.18)	(0.20)	(0.17)	(0.10)
Net realized and unrealized gain (loss)	1.79		3.24	(1.94)	(1.21)	3.53

Total Income (Loss) From Operations	1.57		3.06	(2.14)	(1.38)	3.43

Less Distributions From:
Net realized gains	—		—	—	—	(1.47)

Total Distributions	—		—	—	—	(1.47)

Net Asset Value, End of Year	$20.65		$19.08	$16.02	$18.16	$19.54

Total Return(2)	8.23%		19.10%	(11.78)%	(7.06)%	18.68%

Net Assets, End of Year (000s)	$410,756		$441,492	$391,990	$456,946	$456,844

Ratios to Average Net Assets:
Expenses	1.91	%(3)	1.94%	1.91%	1.94%	1.90%
Net investment loss	(1.12)		(1.11)	(1.15)	(0.89)	(0.44)

Portfolio Turnover Rate	79%		104%	87%	49%	69%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager waived a portion of its management fee for the year ended November 30, 2004. If such fees were not waived, the actual expense ratios for Class A and Class B shares would have been 1.19% and 1.94%, respectively.

20        Smith Barney Mid Cap Core Fund      |      2004 Annual Report

See Notes to Financial Statements.

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class C Shares(1)(2)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$19.08		$16.02	$18.16	$19.54	$17.57

Income (Loss) From Operations:
Net investment loss	(0.22)		(0.18)	(0.20)	(0.16)	(0.10)
Net realized and unrealized gain (loss)	1.79		3.24	(1.94)	(1.22)	3.54

Total Income (Loss) From Operations	1.57		3.06	(2.14)	(1.38)	3.44

Less Distributions From:
Net realized gains	—		—	—	—	(1.47)

Total Distributions	—		—	—	—	(1.47)

Net Asset Value, End of Year	$20.65		$19.08	$16.02	$18.16	$19.54

Total Return(3)	8.23%		19.10%	(11.78)%	(7.06)%	18.75%

Net Assets, End of Year (000s)	$343,906		$355,703	$298,914	$341,072	$305,297

Ratios to Average Net Assets:
Expenses	1.92	%(4)	1.93%	1.94%	1.90%	1.90%
Net investment loss	(1.13)		(1.10)	(1.18)	(0.86)	(0.44)

Portfolio Turnover Rate	79%		104%	87%	49%	69%

Class Y Shares(1)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$20.23		$16.79	$18.82	$20.02	$17.78

Income (Loss) From Operations:
Net investment income (loss)	0.01		0.01	(0.00)*	0.05	0.14
Net realized and unrealized gain (loss)	1.92		3.43	(2.03)	(1.25)	3.57

Total Income (Loss) From Operations	1.93		3.44	(2.03)	(1.20)	3.71

Less Distributions From:
Net realized gains	—		—	—	—	(1.47)

Total Distributions	—		—	—	—	(1.47)

Net Asset Value, End of Year	$22.16		$20.23	$16.79	$18.82	$20.02

Total Return(3)	9.54%		20.49%	(10.79)%	(5.99)%	20.06%

Net Assets, End of Year (000s)	$87,946		$86,517	$76,561	$106,392	$123,489

Ratios to Average Net Assets:
Expenses	0.74	%(4)	0.76%	0.77%	0.78%	0.82%
Net investment income (loss)	0.05		0.07	(0.02)	0.28	0.63

Portfolio Turnover Rate	79%		104%	87%	49%	69%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager waived a portion of its management fee for the year ended November 30, 2004. If such fees were not waived, the actual expense ratios for Class C and Class Y shares would have been 1.95% and 0.77%, respectively.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

21        Smith Barney Mid Cap Core Fund      |      2004 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Smith Barney Mid Cap Core Fund (“Fund”), a separate diversified investment fund of the Smith Barney Investment Trust (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the closing price on such markets. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between the quoted bid and asked prices. When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically as a substitution for buying or selling securities and as a cashflow management technique. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

22        Smith Barney Mid Cap Core Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

(e) Dividends and Distributions to Shareholders. Dividends from net investment income and distributions of net realized gains to shareholders of the Fund, if any, are declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

(f) Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates at the end of the period. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities which are due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain/(loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $9,946,141 has been reclassified between accumulated net investment loss and paid-in capital as a result of permanent differences attributable to a tax net operating loss. This reclassification has no effect on net assets or net asset values per share.

2.	Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the year ended November 30, 2004, SBFM waived a portion of its management fee in the amount of $335,492.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended November 30, 2004, the Fund paid transfer agent fees of $1,176,585 to CTB.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

23        Smith Barney Mid Cap Core Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

On February 2, 2004, initial sales charges on Class L shares were eliminated. Effective April 29, 2004, the Fund’s Class L Shares were renamed as Class C shares.

There are maximum sales charges of 8.50% and 5.00% for Class 1 and A shares, respectively. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC which applies if redemption occurs within one year from purchase payment. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2004, CGM and its affiliates received sales charges of approximately $12,000, $1,331,000 and $67,000 on sales of the Fund’s Class 1, Class A and Class C shares, respectively. In addition, for the year ended November 30, 2004, CDSCs paid to CGM and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$7,000	$798,000	$21,000

For the year ended November 30, 2004, CGM and its affiliates received brokerage commissions of $110,420.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended November 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$963,958,378
Sales	1,041,852,231

At November 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$264,764,025
Gross unrealized depreciation	(25,312,317)

Net unrealized appreciation	$239,451,708

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at an annual rate of 0.25% of the average daily net assets of each class, respectively. The Fund also pays a distribution fee with respect to Class B and C shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively.

24        Smith Barney Mid Cap Core Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

For the year ended November 30, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees	$919,613	$4,209,391	$3,492,629

For the year ended November 30, 2004, total Transfer Agency Service expenses were as follows:

	Class 1	Class A	Class B	Class C	Class Y

Transfer Agency Service Expenses	$16,892	$596,229	$664,174	$596,166	$292

For the year ended November 30, 2004, total Shareholder Communication expenses were as follows:

	Class 1	Class A	Class B	Class C	Class Y

Shareholder Communication Expenses	$639	$34,959	$51,701	$31,867	$354

5.	Shares of Beneficial Interest

At November 30, 2004, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2004		Year Ended November 30, 2003
	Shares	Amount	Shares	Amount
Class 1
Shares sold	36,195	$742,321	39,433	$650,527
Shares reacquired	(26,709)	(544,530)	(41,495)	(696,455)

Net Increase (Decrease)	9,486	$197,791	(2,062)	$(45,928)

Class A
Shares sold	3,812,191	$77,598,718	4,169,020	$70,659,309
Shares reacquired	(4,053,911)	(82,125,172)	(2,835,088)	(47,941,997)

Net Increase (Decrease)	(241,720)	$(4,526,454)	1,333,932	$22,717,312

Class B
Shares sold	1,688,141	$32,940,971	3,069,209	$49,776,046
Shares reacquired	(4,939,095)	(95,762,126)	(4,401,914)	(70,836,097)

Net Decrease	(3,250,954)	$(62,821,155)	(1,332,705)	$(21,060,051)

Class C†
Shares sold	2,259,469	$43,992,768	3,282,244	$53,938,276
Shares reacquired	(4,248,988)	(82,237,309)	(3,301,880)	(53,206,815)

Net Increase (Decrease)	(1,989,519)	$(38,244,541)	(19,636)	$731,461

Class Y
Shares sold	73,125	$1,525,795	34,017	$611,955
Shares reacquired	(380,277)	(7,883,660)	(318,781)	(5,181,078)

Net Decrease	(307,152)	$(6,357,865)	(284,764)	$(4,569,123)

†	On April 29, 2004, Class L shares were renamed as Class C shares.

25        Smith Barney Mid Cap Core Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

6.	Income Tax Information & Distributions to Shareholders

For the fiscal years ended November 30, 2004 and 2003, the Fund did not make any distributions.

As of November 30, 2004, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward	$(873,114	)*
Unrealized appreciation	239,451,708	**

Total accumulated earnings	$238,578,594

*	On November 30, 2004, the Fund had a net capital loss carryforward of approximately $873,114, all of which expires in 2010.
**	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

7.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are on going and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

26        Smith Barney Mid Cap Core Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

8.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund, and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

27        Smith Barney Mid Cap Core Fund      |      2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Mid Cap Core Fund (“Fund”) of Smith Barney Investment Trust (“Trust”) as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Mid Cap Core Fund of the Smith Barney Investment Trust as of November 30, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York

January 21, 2005

28        Smith Barney Mid Cap Core Fund      |      2004 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney Mid Cap Core Fund (“Fund”) are managed under the direction of the Smith Barney Investment Trust’s (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Citicorp Trust Bank, fsb. 1-800-451-2010 or (PFPC at 1-800-451-2010 and Primerica Shareholder Services at 1-800-544-5445).

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:

Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Trustee	Since 1995	Professor, Harvard Business School	49	None

Burt N. Dorsett The Stratford #702 5601 Turtle Bay Drive Naples, FL 34108 Birth Year: 1930	Trustee	Since 1991	President of Dorsett McCabe Capital Management Inc.; Chief Investment Officer of Leeb Capital Management, Inc. (since 1999)	27	None

Elliot S. Jaffe The Dress Barn Inc. Executive Office 30 Dunnigan Drive Suffern, NY 10901 Birth Year: 1926	Trustee	Since 1991	Chairman of The Dress Barn Inc.	27	The Dress Barn, Inc.

Stephen E. Kaufman Stephen E. Kaufman PC 277 Park Avenue, 47th Floor New York, NY 10172 Birth Year: 1932	Trustee	Since 1995	Attorney	55	None

Cornelius C. Rose, Jr. P.O. Box 5388 West Lebanon, NH 03784 Birth Year: 1932	Trustee	Since 1991	Chief Executive Officer of Performance Learning Systems	27	None

Interested Trustee:

R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	221	None

29        Smith Barney Mid Cap Core Fund      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Officers:

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

Lawrence B. Weissman, CFA CAM 100 First Stamford Place Stamford, CT 06902 Birth Year: 1961	Vice President and Investment Officer	Since 1999	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

Susan Kempler CAM 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1957	Vice President and Investment Officer	Since 2001	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer; Chief Compliance Officer and Vice President of certain mutual funds and investment advisors associated with Citigroup; Director of Compliance Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Chief Compliance Officer,: SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management, Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

30        Smith Barney Mid Cap Core Fund      |      2004 Annual Report

SMITH BARNEY

MID CAP CORE FUND

TRUSTEES

Dwight B. Crane

Burt N. Dorsett

R. Jay Gerken, CFA
Chairman

Elliot S. Jaffe

Stephen E. Kaufman

Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA

President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President and

Chief Administrative Officer

Kaprel Ozsolak
Chief Financial Officer and
Treasurer

Lawrence B. Weissman, CFA
Vice President and
Investment Officer

Susan Kempler

Vice President and

Investment Officer

Andrew Beagley

Chief Anti-Money Laundering

Compliance Officer and
Chief Compliance Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

PFS Distributors, Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island

02940-9662

Smith Barney Investment Trust

Smith Barney Mid Cap Core Fund

The Fund is a separate investment fund of the Smith Barney Investment Trust, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C. , and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Investment Trust — Smith Barney Mid Cap Core Fund, but it also may be used as sales literature.

SMITH BARNEY MID CAP CORE FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

©2004 Citigroup Global Markets Inc.

Member NASD, SIPC

FD01593 1/05 04-7659

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees for the Smith Barney Investment Trust were $117,200 and $116,000 for the years ended 11/30/04 and 11/30/03.

(b)	Audit-Related Fees for the Smith Barney Investment Trust were $0 and $0 for the years ended 11/30/04 and 11/30/03.

(c)	Tax Fees for Smith Barney Investment Trust of $11,300 and $10,900 for the years ended 11/30/04 and 11/30/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Investment Trust.

(d)	All Other Fees for Smith Barney Investment Trust of $0 and $0 for the years ended 11/30/04 and 11/30/03.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 11/30/04 and 11/30/03; Tax Fees were 100% and 100% for the years ended 11/30/04 and 11/30/03; and Other Fees were 100% and 100% for the years ended 11/30/04 and 11/30/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Investment Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Investment Trust were $0 and $0 for the years ended 11/30/04 and 11/30/03.

(h)	Yes. The Smith Barney Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney Investment Trust or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

	(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

	(b)	Attachedhereto.

		Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

		Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Investment Trust

Date:	February 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Investment Trust

Date:	February 2, 2005

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Smith Barney Investment Trust

Date:	February 2, 2005